                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         _____________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                 20-Nov-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing
Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-3), Class A-1, Class A-2, and Class A-3.

                            TMS Auto Holdings, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)


          Delaware
          New Jersey              333-14075-02        Applied For
          ----------              ------------        -----------

          State or other          (Commission        (IRS Employer
          jurisdiction of         File Number)        ID Number)
          incorporation)


          2840 Morris Avenue,  Union, New Jersey             07083
          -------------------------------------------------------------
          (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                           908-686-2000
                                                         --------------


                                               n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 5    Other Events
               -----------------


Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Nov-97


     Item 7    Financial Statements and Exhibits
               ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             THE MONEY STORE AUTO TRUST
                                             ASSET BACKED SECURITIES, 1997-3



                                             By /S/ James K. Ransom
                                             -----------------------
                                              James K. Ransom
                                              Vice President



Dated:    11/30/97

                       THE MONEY STORE AUTO TRUST 1997-3
                       0.00%Asset  Backed  Certificates
                          Certificateholder Statement

     IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
     AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
     TO SERIES 1997 - 3 FOR THE NOVEMBER 13, 1997 DETERMINATION DATE

          DISTRIBUTION DATE   11/20/97  MONTHLY PERIOD      Oct-97

A. Information Regarding the Current Monthly Distribution :
   I.    CERTIFICATES

               (a)  The aggregate amount of the distribution to
                    Certificateholders                                                         0.00

               (b)  The amount of the distribution set forth in  A. 1. (a) above in
                    respect of interest on the Certificates                                    0.00          5.8(ii)

               (c)  The amount of the distribution set forth in  A. 1. (a) above in
                    respect of principal on the Certificates                                   0.00          5.8(i)

               (d)  The amount of the distribution in A.1. (a) payable
                    pursuant to a claim on the Certificate Policy                              0.00          5.8(iii)

               (e)  The remaining outstanding balance available to
                    be drawn under the Certificate Policy                                      0.00          5.8(iii)

               (f)  The amount of the distribution set forth in paragraph
                    A.1. (a) above per $1,000 interest in the Certificates                0.0000000

               (g)  The amount of the distribution set forth in paragraph
                    A.1. (b) above per $1,000 interest in the Certificates                0.0000000

               (h)  The amount of the distribution set forth in paragraph
                    A.1. (c) above per $1,000 interest in the Certificates                0.0000000

               (i)  The amount of the distribution set forth in paragraph
                    A.1. (d) above per $1,000 interest in the Certificates                0.0000000


B. Information Regarding the Performance of the Trust :

   I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

               (a)  The Pool Balance as of the close of business
                    on the last day of the Monthly Period                            111,424,149.92          5.8(iv)

               (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                    Paragraph A.1. (c)                                                         0.00          5.8(v)


               (c)  The Certificate Factor after giving affect to the payments
                    set forth in paragraph A.1. (c)                                       0.0000000

               (d)  The amount of aggregate Realized Losses for the
                    second preceding Month Period                                          2,153.19

               (e)  The aggregate Purchase Amount for all Receivables that
                    were repurchased in the Monthly Period                                     0.00

2.    SERVICING FEE

               (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period                      174,963.56


3.    PAYMENT SHORTFALLS

               (a)  The amount of the Certificateholders' Interest Carryover
                    Shortfall after giving effect to the payments set forth in
                    Paragraph A. 1. (b) above                                                        0.00
               (b)  The amount of the Certificateholder's Interest Carryover
                    Shortfall set forth in paragraph B.3. (a) above per $1,000
                    interest with respect to the Certificate:                                   0.0000000
               (c)  The amount of the Certificateholders' Principal Carryover
                    Shortfall after giving effect to the payments set forth in
                    Paragraph A.1. (b) above                                                         0.00
               (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                    set forth in paragraph B.3. (a) above per $1,000 interest with
                    respect to the Certificate:                                                      0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

               (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                    therefrom on such Distribution Date                                     14,408,797.22

               (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                    therefrom on such Distribution Date                                              0.00

               (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                    therefrom on such Distribution Date                                              0.00

               (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                    the Certificates:                                                           0.0000000

               (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                    Certificateholders per $1,000 interest in the Certificates:                 0.0000000

               (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                    Certificateholders per $1,000 interest in the Certificates:                 0.0000000

5              (a)  The aggregate amount of collections by the Servicer during the
                    preceding Monthly Period                                                 3,917,409.71

               (b)  The aggregate amount which was received by the Trust from the
                    Servicer during the preceding Monthly Period                             3,917,409.71

               (c)  The aggregate amount of reimbursements to the Security
                    Insurer during the preceding Monthly Period                                      0.00

               (d)  The amount of Receivables that are delinquent for over:
                    30 days                                                                  3,262,085.54
                    60 days                                                                    438,936.63
                    90 days                                                                          0.00

                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying
Certificateholder Statement.


                       THE MONEY STORE AUTO FINANCE INC.




                       BY:              \s\ Harry Puglisi
                                   ----------------------
                                   HARRY  PUGLISI
                                   TREASURER

                       THE MONEY STORE AUTO TRUST 1997-3
                Class A-1  5.69% Money Store Asset Backed Notes
                      Class A-2 6.115% Asset Backed Notes
                       Class A-3 6.3% Asset Backed Notes
                                                               REVISED 11/18/97

     IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
         AS OF AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC.
            REPORTS THE FOLLOWING INFORMATION PERTAINING
       TO SERIES 1997 - 3 FOR THE NOVEMBER 13, 1997 DETERMINATION DATE

          DISTRIBUTION DATE   11/20/97    MONTHLY PERIOD    Oct-97

A.   Information Regarding the Current Monthly Distribution :

     I.    NOTES
               (a)  The aggregate amount of the distribution with respect to:
                         Class A-1 Notes                                                3,269,751.96
                         Class A-2 Notes                                                  328,936.04
                         Class A-3 Notes                                                  203,175.00

               (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above in respect of interest on:
                         Class A-1 Notes                                                  143,256.95          5.8(ii)
                         Class A-2 Notes                                                  328,936.04
                         Class A-3 Notes                                                  203,175.00

               (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above in respect of principal of:
                         Class A-1 Notes                                                2,211,085.61          5.8(i)
                         Class A-2 Notes                                                        0.00
                         Class A-3 Notes                                                        0.00

               (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                         Class A-1 Notes                                                        0.00          5.8(iii)
                         Class A-2 Notes                                                        0.00
                         Class A-3 Notes                                                        0.00

               (e)  The remaining outstanding balance available to be drawn
                    under the Note Policy                                               3,598,688.00          5.8(iii)

               (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above per $1,000 interest in:
                         Class A-1 Notes                                                 102.9843137
                         Class A-2 Notes                                                   5.0958333
                         Class A-3 Notes                                                   5.2500000

               (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                    above per $1,000 interest in:
                         Class A-1 Notes                                                   4.5120299
                         Class A-2 Notes                                                   5.0958333
                         Class A-3 Notes                                                   5.2500000

               (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                    above per $1,000 interest in:
                         Class A-1 Notes                                                  69.6404917
                         Class A-2 Notes                                                   0.0000000
                         Class A-3 Notes                                                   0.0000000

               (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
                    above per $1,000 interest in:
                         Class A-1 Notes                                                   0.0000000
                         Class A-2 Notes                                                   0.0000000
                         Class A-3 Notes                                                   0.0000000

                                                                                    REVISED 11/18/97
               (j)  Prior to the Parity Date, from the Available Funds, to the Note
                    Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                         Class A-1 Notes                                                  915,409.40
                         Class A-2 Notes                                                        0.00
                         Class A-3 Notes                                                        0.00

               (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                    above per $1,000 interest in:
                         Class A-1 Notes                                                  28.8317921
                         Class A-2 Notes                                                   0.0000000
                         Class A-3 Notes                                                   0.0000000

B.       Information Regarding the Performance of the Trust :

         1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

               (a)  The Pool Balance at the close of business
                    on the last day of the Monthly Period                            111,424,149.92          5.8(iv)

               (b)  The aggregate outstanding principal amount of each
                    Class of Notes after giving effect to payments allocated
                    to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                         Class A-1 Notes                                              26,111,274.18          5.8(v)
                         Class A-2 Notes                                              64,550,000.00
                         Class A-3 Notes                                              38,700,000.00

               (c)  The Note Pool Factor for each Class of Notes after
                    giving effect to the payments set forth in paragraph
                    A.1 (c) with respect to:
                         Class A-1 Notes                                                  0.8224023
                         Class A-2 Notes                                                  1.0000000
                         Class A-3 Notes                                                  1.0000000

               (d)  The amount of aggregate Realized Losses for the
                    second preceding Monthly Period                                        2,153.19          5.8(viii)

               (e)  The aggregate Purchase Amount for all Receivables
                    that were repurchased in the Monthly Period                                0.00          5.8(ix)

         2.    SERVICING FEE

               (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Peri                  174,963.56          5.8(vi)

         3.    PAYMENT SHORTFALLS

               (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                    A. 1. (b) above with respect to:
                         Class A-1 Notes                                                       0.00          5.8(vii)
                         Class A-2 Notes                                                       0.00
                         Class A-3 Notes                                                       0.00

               (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                         Class A-1 Notes                                                  0.0000000
                         Class A-2 Notes                                                  0.0000000
                         Class A-3 Notes                                                  0.0000000

               (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A. 1. (b) above with respect to:
                         Class A-1 Notes                                                       0.00          5.8(vii)
                         Class A-2 Notes                                                       0.00
                         Class A-3 Notes                                                       0.00

               (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                    with respect to:
                         Class A-1 Notes                                                  0.0000000
                         Class A-2 Notes                                                  0.0000000
                         Class A-3 Notes                                                  0.0000000

                                      (2)


4.    Transfer of Subsequent Receivables
               (a)  Aggregate amount on deposit in the Pre-Funding
                    Account on such Distribution Date after giving effect
                    to all withdrawals therefrom on such Distribution Date              14,408,797.22

               (b)  Aggregate amount on deposit in the Capitalized
                    Interest Account on such Distribution Date after giving
                    effect to all withdrawals therefrom on such Distribution
                    Date                                                                        0.00

               (c)  Aggregate amount on deposit in the Pre-Funding
                    Account on the final Subsequent Transfer Date after
                    giving effect to all withdrawals therefrom on such
                    Distribution Date                                                           0.00

               (d)  the amount set forth in paragraph B.4 (a) per $1,000
                    interest in:
                         Class A-1 Notes                                                 453.8203849
                         Class A-2 Notes                                                 223.2191668
                         Class A-3 Notes                                                 372.3203416

               (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                   0.0000000
                         Class A-2 Notes                                                   0.0000000
                         Class A-3 Notes                                                   0.0000000

               (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                   0.0000000
                         Class A-2 Notes                                                   0.0000000
                         Class A-3 Notes                                                   0.0000000

               (g)  The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                         Class A-1 Notes                                                        0.00

               (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                   0.0000000


5              (a)  The aggregate amount of collections by the Servicer
                    during the preceding Monthly Period                                 3,917,409.71

               (b)  The aggregate amount which was received by the
                    Trust from the Servicer during the preceding Monthly
                    Period                                                              3,917,409.71

               (c)  The aggregate amount of reimbursements to the
                    Security Insurer during the preceding Monthly
                    Period                                                                      0.00

               (d)  The amount of Receivables that are delinquent for
                    over:
                         30 days                                                        3,262,085.54
                         60 days                                                          438,936.63
                         90 days                                                                0.00

6              Other Information
               Weighted Average Coupon (WAC)                                                  19.250%

               Weighted Average Remaining Terms (WARM)                                         53.08

                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying Noteholder Statement.


                       THE MONEY STORE AUTO FINANCE INC.




                       BY:       \s\ Harry Puglisi
                               -------------------
                               HARRY  PUGLISI
                               TREASURER